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Exhibit 10.28

AMENDMENT TO HEALTH OPTIONS, INC. PARTICIPATION AGREEMENT
(CAPITATION)

    WHEREAS, the parties have entered into a Health Options, Inc. Participation Agreement (Capitation)("the Agreement") with initial effective date of June 1, 1997; and

    WHEREAS, the parties are in the process of finalizing the terms of a new provider agreement to replace this Agreement given the anticipated enhanced utilization by HEALTH OPTIONS of the services of Provider going forward; and

    WHEREAS, since the parties have agreed that the role of Provider under this Agreement has been modified to such an extent that it is necessary to amend this Agreement;

IT IS THEREFORE agreed as follows:

  1.
  Attachment A to this document, this attachment entitled "PAYMENT SCHEDULE," is made a part of this Agreement and hereby amends the Agreement as of 4/1/01; and

  2.
  To the extent of any inconsistency between the terms of this document and the Agreement, the terms of this document control.

By signing below the parties hereby execute this document which so amends the Agreement.

PROVIDER		HEALTH OPTIONS, INC.
By:	/s/ RAJAT RAI Its Authorized Agent	By:	/s/ KENNETH G. SELLEN Its Authorized Agent
Date Signed:	3/29/01	Date Signed:	7/3/01

*A Confidential Treatment Request pursuant to Rule 24(B)-2 under the Securities Exchange Act Of 1934, as amended, for certain information in this document has been filed with the Securities and Exchange Commission. The information for which treatment has been sought has been deleted from such exhibit and the deleted text replaced by an asterisk (*).

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
AND
HEALTH OPTIONS, INC.
PHARMACY SERVICES AGREEMENT

ATTACHMENT A

PAYMENT SCHEDULE

I.  CAPITATION

    The amount of the Capitation Payment, prior to adjustments under this Agreement, for each Service Area Member shall be as follows:

Commercial Members;	$* per member per month
Medicare and More Members	$* per member per month

Service Area members = Health Options Inc. and Medicare and More members located in the following counties:

    Broward
    Dade
    Martin
    Okeechobee
    Palm Beach
    St. Lucie

THE FOLLOWING SERVICES WILL BE INCLUDED IN THE CAPITATION RATE:

    *

THE FOLLOWING ARE NOT INCLUDED IN THE CAPITATION RATE (PAID UNDER FEE FOR SERVICE PAYMENT RATE):

    *

II.  FEE FOR SERVICE PAYMENT RATE.

  •
  * = AWP less *

  •
  * = AWP less *

  •
  All other injectible drugs (not including in the capitated arrangement) = AWP less *

  •
  * will be reimbursed manually to OptionMed by Blue Cross and Blue Shield of Florida at * for the medication.

  •
  The above prices include all supplies necessary for the administration of medications under this agreement

  •
  All orphan and low availability drugs will be negotiated on a case by case basis.

  •
  The products and medications (for which industry accepted data exist to allow dispensing or distributing for administration in exact doses) will be provided and billed at the exact quantities prescribed by the physicians. Examples of such medications are Epogen, Neupogen and Procrit.

THE FOLLOWING ARE NOT INCLUDED UNDER THIS CONTRACT:

  •
  Nursing Services

  •
  IDPN/Furrlicit to Dialysis Centers

  •
  Services/items/drugs not covered by the plan

  •
  Wound care supplies

  •
  PICC line supplies/Nursing

  •
  Synchromed Nursing

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  Exhibit 10.28
AMENDMENT TO HEALTH OPTIONS, INC. PARTICIPATION AGREEMENT (CAPITATION)
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC. AND HEALTH OPTIONS, INC. PHARMACY SERVICES AGREEMENT
ATTACHMENT A
PAYMENT SCHEDULE